Kerr-McGee Reports First-Quarter Earnings

         OKLAHOMA CITY (April 29, 1999) -- Kerr-McGee Corp. (NYSE: KMG) reports income from continuing operations of $8 million (9 cents per diluted share) in the 1999 first quarter, compared with $16 million (18 cents per diluted share) in the 1998 first quarter, before recognition of special charges. Financial results for both periods have been restated to reflect completion of the company's merger with Oryx Energy Company on Feb. 26, 1999. The merger was accounted for as a pooling of interests.
         Including special charges, the first-quarter net loss was $111 million ($1.28 per share), compared with net income of $24 million (27 cents per share) in the year-earlier period. The 1999 first-quarter results include special after-tax charges of $114 million ($1.32 per share) to provide for merger-related expenses.
         "Severely depressed oil and gas prices experienced during the first two months of 1999 were somewhat mitigated by increased oil production volumes, price improvements in March and substantially improved results for titanium dioxide pigment," said Luke R. Corbett, Kerr-McGee chief executive officer. "While the recent improvement in oil and gas prices is encouraging, we remain diligent in our efforts to cut costs. We are also confident in our ability to achieve the synergies created by the merger with Oryx Energy."
         Operating profit for the quarter was $54 million, compared with $55 million in the 1998 first quarter.
         Exploration and production operating profit was $25 million, a decline of $8 million from the year-earlier quarter. The decrease resulted primarily from oil and natural gas price declines of 22% and 14%, respectively, and a decrease in proprietary gas sales of 3%, compared with the 1998 quarter. These price and gas volume declines were partially offset by lower exploration expenses and higher oil production, primarily in the North Sea and the Gulf of Mexico.
         Chemical operations recorded strong results with an increase in operating profit of 32% to $29 million. The improvement was due to higher European sales volumes associated with the acquisition of Bayer's European titanium dioxide business in 1998, lower per-unit costs, principally at the company's Hamilton, Miss., plant, and higher overall average prices.
          Kerr-McGee's proprietary oil production averaged 179,900 barrels per day, up from 161,400 barrels per day in the 1998 first quarter. The average price of oil sold was $10.89 per barrel, compared with $14.05 a year earlier.
         Proprietary natural gas sales were 570 million cubic feet per day, down from 585 million cubic feet per day a year earlier. Natural gas sales prices averaged $1.91 per thousand cubic feet, a 31-cent decline compared with the prior-year quarter.
         First-quarter sales were $486 million, compared with $507 million in the 1998 first quarter. Cash capital expenditures in the 1999 first quarter were $180 million, compared with $288 million a year earlier. The 1998 amount excludes the European pigment acquisition.
         Kerr-McGee is an Oklahoma City-based energy and chemical company with worldwide operations and assets of $5.5 billion.

         (Forward-looking statements in this news release depend on certain events, risks and uncertainties that may be outside the company's control, such as the success of the oil and gas exploration and production program, acceptance of consumer products for which Kerr-McGee's chemical business supplies raw materials, general economic conditions and other risks discussed in the company's Form 10-K and Form 10-Q, filed with the Securities and Exchange Commission. Actual results and developments may differ from those expressed or implied in this news release.)

CONTACT:          Debbie Schramm
                  (405) 270-2877

99-14


                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                    Three Months Ended
                                                                          March 31,          % Inc
                                                                  ----------------------
  (Millions of dollars, except per-share amounts)                    1999        1998 (*)     (Dec)
                                                                  ---------    ---------    -------

  Consolidated Statement of Income
  Sales                                                           $  485.9     $  506.7         (4)
                                                                  --------     --------
  Costs and Expenses
      Costs and operating expenses                                   225.1        216.8          4
      Selling, general and administrative expenses                    52.7         40.6         30
      Depreciation and depletion                                     131.2        129.7          1
      Exploration, including dry holes and
          amortization of undeveloped leases                          28.8         70.3        (59)
      Taxes, other than income taxes                                  15.3          8.7         76
      Merger costs                                                   155.1            -         NM
      Interest and debt expense                                       44.7         34.8         28
                                                                  --------     --------
              Total Costs and Expenses                               652.9        500.9         30
                                                                  --------     --------
                                                                    (167.0)         5.8         NM
  Other Income                                                        16.4         22.5        (27)
                                                                  --------     --------
  Income (Loss) from Continuing Operations
      before Income Taxes                                           (150.6)        28.3         NM
  Provision (Benefit) for Income Taxes                               (44.1)        12.5         NM
                                                                  --------     --------
  Income (Loss) from Continuing Operations                          (106.5)        15.8         NM
  Income from Discontinued Operations,
      Net of Income Taxes                                                -          8.0         NM
  Cumulative Effect of a Change in Accounting
      Principle, Net of Income Taxes                                  (4.1)           -         NM
                                                                  --------     --------
  Net Income (Loss)                                               $ (110.6)    $   23.8         NM
                                                                  ========     ========

  Earnings (Loss) per Common Share
      Diluted
          Continuing operations excluding special items           $   0.09     $   0.18        (50)
          Continuing operations                                      (1.23)        0.18         NM
          Cumulative effect of a change in accounting principle      (0.05)           -         NM
          Net income                                                 (1.28)        0.27         NM
      Basic
          Continuing operations excluding special items               0.09         0.18        (50)
          Continuing operations                                      (1.23)        0.18         NM
          Cumulative effect of a change in accounting principle      (0.05)           -         NM
          Net income                                              $  (1.28)    $   0.27         NM

  Average Shares Outstanding (thousands)                            86,372       86,843         (1)
  Shares Outstanding at End of Period (thousands)                   86,373       86,903         (1)

  Foreign Currency Gains (Losses)                                 $    8.4     $   (1.5)        NM

  Selected Balance Sheet Information
  Cash                                                               208.5        222.2         (6)
  Current Assets                                                   1,002.8      1,012.0         (1)
  Total Assets                                                     5,513.8      5,586.1         (1)
  Current Liabilities                                                965.2        971.0         (1)
  Short-Term Debt                                                    229.4         47.7         NM
  Long-Term Debt                                                   2,269.5      1,921.6         18
  Stockholders' Equity                                             1,211.1      1,598.2        (24)

  Selected Cash Flow Information
  Cash Provided by Operating Activities                               62.1        186.8        (67)
  Depreciation, Depletion and Amortization                           141.5        143.3         (1)
  Dividends Paid                                                      21.2         21.5         (1)
  Cash Capital Expenditures
      Exploration and production                                     156.0        269.7        (42)
      Chemicals                                                       22.4         12.0         87
                                                                  --------     --------
                                                                     178.4        281.7        (37)
      All other                                                        1.4          5.0        (72)
      Discontinued operations                                            -          1.2         NM
                                                                  --------     --------
              Total                                               $  179.8     $  287.9        (38)
                                                                  ========     ========


(*) Certain prior year amounts have been reclassified to conform with the current year's presentation.



                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                              Three Months Ended
                                                                   March 31,          % Inc
                                                             -------------------
(Millions of dollars)                                          1999       1998(*)      (Dec)
                                                             --------    -------       -----

Segment Information
Sales
    Exploration and production                               $ 283.1     $328.4         (14)
    Chemicals                                                  202.7      178.2          14
                                                             --------    -------
                                                               485.8      506.6          (4)
    All other                                                    0.1        0.1           -
                                                             --------    -------
        Total                                                $ 485.9     $506.7          (4)
                                                             ========    =======

Operating Profit
    Exploration and production
       Domestic                                              $  27.6     $ 56.7         (51)
       North Sea                                                24.6       43.4         (43)
       Other International                                       1.6        3.2         (50)
                                                             --------    -------
          Total Production Operations                           53.8      103.3         (48)
       Exploration Expense                                     (29.0)     (70.0)        (59)
       Restructuring Reserve                                       -       (0.5)         NM
                                                             --------    -------
                                                                24.8       32.8         (24)
    Chemicals                                                   28.1       21.9          28
                                                             --------    -------
        Total                                                   52.9       54.7          (3)
Net Interest Expense                                           (42.0)     (31.0)         35
Income from Equity Affiliates                                    2.3        6.5         (65)
Other Expense                                                   (4.0)      (1.9)        111
Merger and Transition Costs                                   (159.8)         -          NM
Taxes on Income                                                 44.1      (12.5)         NM
                                                             --------    -------
Income (Loss) from Continuing Operations                      (106.5)      15.8          NM
Income from Discontinued Operations,
    Net of Income Taxes                                            -        8.0          NM
Cumulative Effect of a Change in Accounting
    Principle, Net of Income Taxes                              (4.1)         -          NM
                                                             --------    -------
Net Income (Loss)                                            $(110.6)    $ 23.8          NM
                                                             ========    =======

Net Operating Profit
    Exploration and production                               $  10.3     $ 18.2         (43)
    Chemicals                                                   17.6       13.1          34
                                                             --------    -------
        Total                                                   27.9       31.3         (11)
Net Interest Expense                                           (24.7)     (19.9)         24
Income from Equity Affiliates                                    1.5        6.5         (77)
Other Income (Expense)                                           2.4       (2.1)         NM
Merger and Transition Costs                                   (113.6)         -          NM
Income from Discontinued Operations,
    Net of Income Taxes                                            -        8.0          NM
Cumulative Effect of a Change in Accounting
    Principle, Net of Income Taxes                              (4.1)         -          NM
                                                             --------    -------
Net Income (Loss)                                            $(110.6)    $ 23.8          NM
                                                             ========    =======

Special Items, Net of Income Taxes
Merger costs                                                 $(110.5)    $    -          NM
Transition costs and other                                      (3.7)         -          NM
                                                             --------    -------
    Total                                                    $(114.2)    $    -          NM
                                                             ========    =======

(*) Certain prior year amounts have been reclassified to conform with the current year's presentation.



                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                        Three Months Ended
                                                                             March 31,         % Inc
                                                                        -------------------
(Millions of dollars)                                                     1999      1998(*)     (Dec)
                                                                        -------    -------      -----

Segment Information Excluding Special Items
Operating Profit
    Exploration and production
       Domestic                                                        $  27.6     $ 56.7        (51)
       North Sea                                                          24.6       43.4        (43)
       Other International                                                 1.6        3.2        (50)
                                                                       --------    -------
          Total Production Operations                                     53.8      103.3        (48)
       Exploration Expense                                               (29.0)     (70.0)       (59)
       Restructuring Reserve                                                 -       (0.5)        NM
                                                                       --------    -------
                                                                          24.8       32.8        (24)
    Chemicals                                                             28.9       21.9         32
                                                                       --------    -------
        Total                                                             53.7       54.7         (2)
Net Interest Expense                                                     (42.0)     (31.0)        35
Income from Equity Affiliates                                              2.3        6.5        (65)
Other Expense                                                             (3.7)      (1.9)        95
Taxes on Income                                                           (2.6)     (12.5)       (79)
                                                                       --------    -------
Income from Continuing Operations
    Excluding Special Items                                                7.7       15.8        (51)
Special Items, Net of Income Taxes                                      (114.2)         -         NM
Income from Discontinued Operations,
    Net of Income Taxes                                                      -        8.0         NM
Cumulative Effect of a Change in Accounting
    Principle, Net of Income Taxes                                        (4.1)         -         NM
                                                                       --------    -------
Net Income (Loss)                                                      $(110.6)    $ 23.8         NM
                                                                       ========    =======

Net Operating Profit
    Exploration and production                                         $  10.3     $ 18.2        (43)
    Chemicals                                                             18.1       13.1         38
                                                                       --------    -------
        Total                                                             28.4       31.3         (9)
Net Interest Expense                                                     (24.7)     (19.9)        24
Income from Equity Affiliates                                              1.5        6.5        (77)
Other Income (Expense)                                                     2.5       (2.1)        NM
Special Items, Net of Income Taxes                                      (114.2)         -         NM
Income from Discontinued Operations,
    Net of Income Taxes                                                      -        8.0         NM
Cumulative Effect of a Change in Accounting
    Principle, Net of Income Taxes                                        (4.1)         -         NM
                                                                       --------    -------
Net Income (Loss)                                                      $(110.6)    $ 23.8         NM
                                                                       ========    =======

Selected Exploration and Production Segment Information
Depreciation and depletion                                             $ 114.0     $113.4          1
Dry hole expense                                                           4.8       37.4        (87)
Production (lifting) cost (**)                                            84.5       93.4        (10)

(*) Certain prior year amounts have been reclassified to conform with the current year's presentation. (**) Includes operating expenses, abandonment provision and production taxes.




                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                              Three Months Ended
                                                                    March 31,          % Inc
                                                           ---------------------
                                                               1999       1998(*)       (Dec)
                                                           ---------    --------       ------

Crude oil & condensate production
  (thousands of bbls/day)
      Domestic
         Offshore                                              50.2        44.9            12
         Onshore                                               19.1        26.1           (27)
      North Sea                                                94.3        72.7            30
      Other International                                      16.3        17.7            (8)
                                                           ---------    --------
         Total proprietary production                         179.9       161.4            11
      Proportionate interest in equity
         affiliate's production                                 6.9         7.3            (5)
                                                           ---------    --------
            Total                                             186.8       168.7            11
                                                           =========    ========

Average price of crude oil sold (per bbl.)
      Domestic
         Offshore                                            $ 9.73      $13.80           (29)
         Onshore                                              11.23       14.29           (21)
      North Sea                                               11.60       13.85           (16)
      Other International                                      8.83       11.41           (23)
      Average                                                $10.89      $14.05           (22)

Natural gas sold (MMCF/day)
      Domestic
         Offshore                                               347         313            11
         Onshore                                                165         223           (26)
      North Sea                                                  58          49            18
                                                           ---------    --------
         Total proprietary sales                                570         585            (3)
      Proportionate interest in equity
         affiliate's sales                                       80          62            29
                                                           ---------    --------
            Total                                               650         647             -
                                                           =========    ========

Average price of natural gas sold (per MCF)
      Domestic
         Offshore                                            $ 1.67      $ 2.15           (22)
         Onshore                                               1.61        2.13           (24)
      North Sea                                                2.52        2.74            (8)
      Average                                                $ 1.91      $ 2.22           (14)

Industrial and specialty chemical sales
  (thousands of metric tons)                                    105          93            13
Heavy minerals sales
  (thousands of metric tons)                                     10          11            (9)
Treated forest product sales
  (millions of board feet)                                       47          53           (11)

(*) Certain prior year amounts have been reclassified to conform with the current year's presentation.